                                                                EXHIBIT 24(a)
                         LIMITED POWER OF ATTORNEY
                           (Capital Securities)


The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $200,000,000 in aggregate liquidation amount of Capital Securities of one or more trusts, (b) up to $200,000,000 in aggregate principal amount of the Company's Subordinated Debentures, and
(c) the Company's Guarantee;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


February 16, 1998             /S/ ROBERT H. WARRINGTON
                              Robert H. Warrington

                                                                EXHIBIT 24(a)
                       LIMITED POWER OF ATTORNEY
                           (Capital Securities)


The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $200,000,000 in aggregate liquidation amount of Capital Securities of one or more trusts, (b) up to $200,000,000 in aggregate principal amount of the Company's Subordinated Debentures, and
(c) the Company's Guarantee;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


February 16, 1998             /S/ RICHARD M. DEVOS, JR.
                              Richard M. DeVos, Jr.

                                                                EXHIBIT 24(a)
                        LIMITED POWER OF ATTORNEY
                           (Capital Securities)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $200,000,000 in aggregate liquidation amount of Capital Securities of one or more trusts, (b) up to $200,000,000 in aggregate principal amount of the Company's Subordinated Debentures, and
(c) the Company's Guarantee;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


February 16, 1998             /S/ JOHN D. BOYLES
                              John D. Boyles

                                                                EXHIBIT 24(a)
                        LIMITED POWER OF ATTORNEY
                           (Capital Securities)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $200,000,000 in aggregate liquidation amount of Capital Securities of one or more trusts, (b) up to $200,000,000 in aggregate principal amount of the Company's Subordinated Debentures, and
(c) the Company's Guarantee;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


February 16, 1998                  /S/ KEVIN T. KABAT
                                   Kevin T. Kabat

                                                                EXHIBIT 24(a)
                        LIMITED POWER OF ATTORNEY
                           (Capital Securities)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $200,000,000 in aggregate liquidation amount of Capital Securities of one or more trusts, (b) up to $200,000,000 in aggregate principal amount of the Company's Subordinated Debentures, and
(c) the Company's Guarantee;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


February 23, 1998             /S/ JOHN P. KELLER
                              John P. Keller

                                                                EXHIBIT 24(a)
                        LIMITED POWER OF ATTORNEY
                           (Capital Securities)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $200,000,000 in aggregate liquidation amount of Capital Securities of one or more trusts, (b) up to $200,000,000 in aggregate principal amount of the Company's Subordinated Debentures, and
(c) the Company's Guarantee;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


February 16, 1998                  /S/ DAVID J. WAGNER
                                   David J. Wagner

                                                                EXHIBIT 24(a)
                        LIMITED POWER OF ATTORNEY
                           (Capital Securities)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $200,000,000 in aggregate liquidation amount of Capital Securities of one or more trusts, (b) up to $200,000,000 in aggregate principal amount of the Company's Subordinated Debentures, and
(c) the Company's Guarantee;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


February 16, 1998                  /S/ MARGARET SELLERS WALKER
                                   Margaret Sellers Walker

                                                                EXHIBIT 24(a)
                        LIMITED POWER OF ATTORNEY
                           (Capital Securities)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $200,000,000 in aggregate liquidation amount of Capital Securities of one or more trusts, (b) up to $200,000,000 in aggregate principal amount of the Company's Subordinated Debentures, and
(c) the Company's Guarantee;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


February 16, 1998                  /S/ RICHARD L. ANTONINI
                                   Richard L. Antonini

                                                                EXHIBIT 24(a)
                        LIMITED POWER OF ATTORNEY
                           (Capital Securities)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $200,000,000 in aggregate liquidation amount of Capital Securities of one or more trusts, (b) up to $200,000,000 in aggregate principal amount of the Company's Subordinated Debentures, and
(c) the Company's Guarantee;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


February 21, 1998                  /S/ WILLIAM G. GONZALEZ
                                   William G. Gonzalez

                                                                EXHIBIT 24(a)
                        LIMITED POWER OF ATTORNEY
                           (Capital Securities)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $200,000,000 in aggregate liquidation amount of Capital Securities of one or more trusts, (b) up to $200,000,000 in aggregate principal amount of the Company's Subordinated Debentures, and
(c) the Company's Guarantee;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


February 16, 1998                  /S/ HENDRIK G. MEIJER
                                   Hendrik G. Meijer

                                                                EXHIBIT 24(a)
                        LIMITED POWER OF ATTORNEY
                           (Capital Securities)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $200,000,000 in aggregate liquidation amount of Capital Securities of one or more trusts, (b) up to $200,000,000 in aggregate principal amount of the Company's Subordinated Debentures, and
(c) the Company's Guarantee;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


February 16, 1998                  /S/ PERCY A. PIERRE
                                   Percy A. Pierre

                                                                EXHIBIT 24(a)
                        LIMITED POWER OF ATTORNEY
                           (Capital Securities)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $200,000,000 in aggregate liquidation amount of Capital Securities of one or more trusts, (b) up to $200,000,000 in aggregate principal amount of the Company's Subordinated Debentures, and
(c) the Company's Guarantee;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


February 16, 1998                  /S/ MARILYN J. SCHLACK
                                   Marilyn J. Schlack

                                                                EXHIBIT 24(a)
                        LIMITED POWER OF ATTORNEY
                           (Capital Securities)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $200,000,000 in aggregate liquidation amount of Capital Securities of one or more trusts, (b) up to $200,000,000 in aggregate principal amount of the Company's Subordinated Debentures, and
(c) the Company's Guarantee;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


February 16, 1998                  /S/ PETER F. SECCHIA
                                   Peter F. Secchia

                                                                EXHIBIT 24(a)
                        LIMITED POWER OF ATTORNEY
                           (Capital Securities)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $200,000,000 in aggregate liquidation amount of Capital Securities of one or more trusts, (b) up to $200,000,000 in aggregate principal amount of the Company's Subordinated Debentures, and
(c) the Company's Guarantee;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


February 16, 1998                  /S/ WILLIAM P. CRAWFORD
                                   William P. Crawford

                                                                EXHIBIT 24(a)
                        LIMITED POWER OF ATTORNEY
                           (Capital Securities)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $200,000,000 in aggregate liquidation amount of Capital Securities of one or more trusts, (b) up to $200,000,000 in aggregate principal amount of the Company's Subordinated Debentures, and
(c) the Company's Guarantee;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


February 16, 1998                  /S/ JAMES P. HACKETT
                                   James P. Hackett

                                                                EXHIBIT 24(a)
                        LIMITED POWER OF ATTORNEY
                           (Capital Securities)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $200,000,000 in aggregate liquidation amount of Capital Securities of one or more trusts, (b) up to $200,000,000 in aggregate principal amount of the Company's Subordinated Debentures, and
(c) the Company's Guarantee;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


February 16, 1998                  /S/ ERINA HANKA
                                   Erina Hanka

                                                                EXHIBIT 24(a)
                        LIMITED POWER OF ATTORNEY
                           (Capital Securities)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $200,000,000 in aggregate liquidation amount of Capital Securities of one or more trusts, (b) up to $200,000,000 in aggregate principal amount of the Company's Subordinated Debentures, and
(c) the Company's Guarantee;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


February 16, 1998                  /S/ EARL D. HOLTON
                                   Earl D. Holton

                                                                EXHIBIT 24(a)
                        LIMITED POWER OF ATTORNEY
                           (Capital Securities)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $200,000,000 in aggregate liquidation amount of Capital Securities of one or more trusts, (b) up to $200,000,000 in aggregate principal amount of the Company's Subordinated Debentures, and
(c) the Company's Guarantee;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


February 16, 1998                  /S/ MICHAEL J. JANDERNOA
                                   Michael J. Jandernoa

                                                                EXHIBIT 24(a)
                        LIMITED POWER OF ATTORNEY
                           (Capital Securities)

The undersigned, in his or her capacity as a director or officer, or both, hereby appoints DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them individually, his or her attorney-in-fact with full power of substitution:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of Old Kent Financial Corporation (the "Company"), a Registration Statement and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act"), of (a) $200,000,000 in aggregate liquidation amount of Capital Securities of one or more trusts, (b) up to $200,000,000 in aggregate principal amount of the Company's Subordinated Debentures, and
(c) the Company's Guarantee;

     2. To file any such Registration Statement with the Securities and Exchange Commission;

     3. To take all other actions such attorney-in-fact may deem appropriate to effect and maintain the registration of the Capital Securities, the Subordinated Debentures and the Guarantee; and

     4. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, all documents and instruments which such attorney-in-fact may deem appropriate in connection with the registration, qualification or exemption of the Capital Securities, the Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.


February 16, 1998                  /S/ FRED P. KELLER
                                   Fred P. Keller